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                                   EXHIBIT 23






                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into Georgia-Pacific Corporation's previously filed Registration Statement File No. 33-48331.






                                          /s/ Arthur Andersen LLP
                                          -------------------------
Atlanta, Georgia                          Arthur Andersen LLP
January 9, 1996